Exhibit 32(a)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of MSW Energy Holdings LLC. (the "Company") on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), we, John T. Miller, Chief Executive Officer of the Company, and Michael J. Gruppuso, Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    /s/ John T. Miller                                   /s/ Michael J. Gruppuso
    ------------------                                   -----------------------
    John T. Miller                                       Michael J. Gruppuso
    Chief Executive Officer                              Chief Financial Officer
    May 14, 2004                                         May 14, 2004


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                                                             Exhibit 32(b)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of MSW Energy Finance Co., Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), we, John T. Miller, Chief Executive Officer of the Company, and Michael J. Gruppuso, Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    /s/ John T. Miller                                   /s/ Michael J. Gruppuso
    ------------------                                   -----------------------
    John T. Miller                                       Michael J. Gruppuso
    Chief Executive Officer                              Chief Financial Officer
    May 14, 2004                                         May 14, 2004